UAM FUNDS
                        McKEE PORTFOLIOS
                   INSTITUTIONAL CLASS SHARES

                 MCKEE U.S. GOVERNMENT PORTFOLIO
                 MCKEE DOMESTIC EQUITY PORTFOLIO
              MCKEE INTERNATIONAL EQUITY PORTFOLIO

      SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 29, 1996
AS SUPPLEMENTED JUNE 28, 1996, JULY 3, 1996, OCTOBER 31, 1996 AND
                        NOVEMBER 21, 1996


     The information relating to the McKee U.S. Government Portfolio (the "Portfolio") under "Investment Policies and Characteristics" on page 6 of the Prospectus is hereby amended to reflect that the Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in securities issued by the U.S. Treasury and Government agencies and instrumentalities.


December 20, 1996